SUP-0148-0717

SANFORD C. BERNSTEIN FUND, INC.

-AB Intermediate California Municipal Portfolio

-AB Intermediate Diversified Municipal Portfolio

-AB Intermediate New York Municipal Portfolio

(each a “Portfolio” or collectively, the “Intermediate Municipal Portfolios”)

Supplement dated July 28, 2017 to the Prospectus dated January 27, 2017 of the AB Intermediate California Municipal Portfolio, AB Intermediate Diversified Municipal Portfolio and the AB Intermediate New York Municipal Portfolio of Sanford C. Bernstein Fund, Inc.

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The following information is added after the first paragraph appearing under the section “Summary Information — Fees and Expenses of the Portfolio” for each of the Intermediate Municipal Portfolios in the Prospectus:

“You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.”

The following information is added as the second-to-last paragraph under “Investing in the Portfolios — How to Buy Shares — Advisor Class Shares” in the Prospectus:

“Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for their customers for the purchase or sale of such shares. If you transact in Advisor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Portfolio are available in other share classes that have different fees and expenses.”

Under “Investing in the Portfolios — Payments to Financial Advisors and Their Firms — Other Payments for Distribution Services and Educational Support” in the Prospectus, the first sentence is revised and restated as follows:

“In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds.”

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This Supplement should be read in conjunction with the Prospectus for the Intermediate Municipal Portfolios.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AB and AB® is a registered trademark used by permission of the owner, AB L.P.

SUP-0148-0717